THIS DOCUMENT IS A COPY OF THE POST-EFFECTIVE AMENDMENT FILED ON NOVEMBER 15, 1995 PURSUANT TO A RULE 201 HARDSHIP EXEMPTION. PLEASE NOTE THAT THIS DOCUMENT CONTAINS MORE THAN WHAT WAS FILED ON NOVEMBER 15, 1995 PURSUANT TO THE HARDSHIP EXEMPTION BECAUSE THIS IS THE REGISTRANT'S FIRST FULL ELECTRONIC FILING.

     As filed with the Securities and Exchange Commission on November 15, 1995

                                   Securities Act Registration No. 33-86006
                           Investment Company Act Registration No. 811-8850


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [  ]

                              Pre-Effective Amendment No. _____           [  ]

                              Post-Effective Amendment No. 2               [X]

                                        and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                              Amendment No. 3                              [X]

                                   ICAP FUNDS, INC.
                  (Exact Name of Registrant as Specified in Charter)

  225 West Wacker Drive, Suite 2400
         Chicago, Illinois                                  60606
   (Address of Principal Executive                       (Zip Code)
            Offices)

      Registrant's Telephone Number, including Area Code: (312) 424-9100

                              Pamela H. Conroy
                     225 West Wacker Drive, Suite 2400
                          Chicago, Illinois  60606
                   (Name and Address of Agent for Service)

                                  Copies to:

                                 Carol A. Gehl
                              Godfrey & Kahn, S.C.
                             780 North Water Street
                         Milwaukee, Wisconsin  53202

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940; the Registrant's Rule 24f-2 Notice for the year ended December 31, 1995 will be filed on or before February 29, 1996.

It is proposed that this filing will become effective (check appropriate box).
 [  ]  immediately upon  filing pursuant  to paragraph (b)  of Rule
       485

 [X]   on November 15, 1995 pursuant to paragraph (b) of Rule 485

 [  ]  60  days after filing  pursuant to paragraph  (a)(1) of Rule
       485

 [  ]  on (date) pursuant to paragraph (a)(1) of Rule 485

 [  ]  75 days  after filing pursuant  to paragraph (a)(2)  of Rule
       485

 [  ]  on (date) pursuant to paragraph (a)(2) of Rule 485


                        CALCULATION OF REGISTRATION FEE

                                                                Aggregate           Amount of
Title of Securities       Amount Being       Offering Price     Offering            Registration
Being Registered          Registered         Per Share          Price               Fee

-------------------------------------------------------------------------------------------
Common Stock,
 .01 par value:
Equity Portfolio          1,548,589.16       $26.55             $41,116,369.70      $8,223
-------------------------------------------------------------------------------------------
Discretionary Equity
 Portfolio                1,111,764.955      $25.95             $28,978,753.08      $5,769
-------------------------------------------------------------------------------------------
(1) Net asset value as of November 13, 1995.

                             CROSS REFERENCE SHEET

(Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).


Item No. on Form N-1A                         Caption or Subheading in
                                              Prospectus or Statement
                                              of Additional Information
PART A - INFORMATION REQUIRED IN PROSPECTUS

1.  Cover Page                                 Cover Page

2.  Synopsis                                   Summary; Summary of Portfolio
                                               Expenses

3.  Condensed Financial                        Financial Highlights

4.  General Description of Registrant          Organization; Investment
                                               Objectives and Policies;
                                               Investment Techniques and
                                               Risks;Investment Restrictions

5.  Management of the Fund                    Management; Portfolio Expenses

5A. Management's Discussion of Fund
    Performance                               *

6.  Capital Stock and Other
    Securities                                Dividends, Capital Gains
                                              Distributions and Tax Treatment;
                                              Organization

7.   Purchase of Securities Being
     Offered                                  How to Purchase Portfolio
                                              Shares; Determination of Net
                                              Asset Value; Exchange Privilege

8.   Redemption or Repurchase                 How to Redeem Shares;
                                              Determination of Net Asset
                                              Value; Exchange Privilege

9.   Pending Legal Proceedings                *


PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
          INFORMATION

10.  Cover Page                               Cover Page

11.  Table of Contents                        Table of Contents

12.  General Information and History          Included in Prospectus under
                                              the heading Organization

13.  Investment Objectives and Policies       Investment Restrictions;
                                              Investment Policies and
                                              Techniques

14.  Management of the Fund                   Directors and Officers

15.  Control Persons and Principal
     Holders of Securities                    Principal Shareholders;
                                              Directors and Officers;
                                              Investment Adviser

16.  Investment Advisory and Other
     Services                                 Investment Adviser; Management
                                              (in Prospectus); Custodian;
                                              Transfer Agent and Dividend-
                                              Disbursing Agent; Independent
                                              Accountants

17. Brokerage Allocation and Other
    Practices                                 Portfolio Transactions and
                                              Brokerage

18. Capital Stock and Other Securities        Included in Prospectus under
                                              the heading Organization

19. Purchase, Redemption and Pricing of
    Securities Being Offered                  Included in Prospectus under
                                              the headings How to Purchase
                                              Portfolio Shares; Determination
                                              of Net Asset Value; How to
                                              Redeem Shares; Exchange
                                              Privilege and in the Statement
                                              of Additional Information
                                              under the heading Investment
                                              Adviser

20.  Tax Status                               Included in Prospectus under
                                              the heading Dividends, Capital
                                              Gains Distributions and Tax
                                              Treatment

21. Underwriters                              *

22. Calculations of Performance Data          Performance Information

23. Financial Statements                      Financial Statements

___________________
*Answer negative or inapplicable

                              PROSPECTUS

                           December 31, 1994


                           ICAP FUNDS, INC.

                   225 West Wacker Drive, Suite 2400
                        Chicago, Illinois  60606

                             1-800-645-2457


     ICAP FUNDS, INC. is an open-end, diversified, management investment company, known as a mutual fund (the "Company"). The Company is currently comprised of two separate portfolios, the ICAP DISCRETIONARY EQUITY PORTFOLIO (the "Discretionary Equity Portfolio") and the ICAP EQUITY PORTFOLIO (the "Equity Portfolio") (hereinafter collectively referred to as the "Portfolios").

     The investment objective of the Portfolios is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the Standard & Poor's 500 Stock Index (the "S&P 500"); the Portfolios seek to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. Both Portfolios seek to achieve this investment objective primarily through the capital appreciation of investments in equity securities of domestic companies with market capitalizations of at least $500 million. The distinction between the two Portfolios is that the Discretionary Equity Portfolio has the discretion to invest up to 35% of its total assets and, for defensive, temporary purposes, up to 100% of its total assets, in short-term fixed income securities; hence, the name "Discretionary" Equity Portfolio. The Equity Portfolio, on the other hand, will not invest in short-term fixed income securities for investment purposes, but rather intends, under normal market conditions, to be virtually fully invested at all times. The Portfolios are 100% "no-load." There are no sales, redemption or 12b-1 fees.

     This Prospectus sets forth concisely the information that you should be aware of prior to investing in the Company. Please read this Prospectus carefully and retain it for future reference. Additional information regarding the Company is included in the Statement of Additional Information dated December 31, 1994, which has been filed with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. A copy of the Company's Statement of Additional Information is available without charge by writing to the Company at the address listed above or by calling 1-800-645-2457.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS

                                                                         Page


SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
   Investment Objective . . . . . . . . . . . . . . . . . . . . . . . .    4
   Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . .    4
   Purchases and Redemptions  . . . . . . . . . . . . . . . . . . . . .    4
   Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . .    4

SUMMARY OF PORTFOLIO EXPENSES . . . . . . . . . . . . . . . . . . . . . .  5
   Fee Tables . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
   Example  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . .  6

DISCRETIONARY EQUITY PORTFOLIO  . . . . . . . . . . . . . . . . . . . . .  6
   Investment Objective . . . . . . . . . . . . . . . . . . . . . . . .    6
   Investment Policies  . . . . . . . . . . . . . . . . . . . . . . . .    6

EQUITY PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
   Investment Objective . . . . . . . . . . . . . . . . . . . . . . . .    7
   Investment Policies  . . . . . . . . . . . . . . . . . . . . . . . .    7

INVESTMENT TECHNIQUES AND RISKS . . . . . . . . . . . . . . . . . . . . .  7
   Investment Grade Debt Securities . . . . . . . . . . . . . . . . . .    7
   Short-Term Fixed Income Securities . . . . . . . . . . . . . . . . .    7
   When-Issued Securities . . . . . . . . . . . . . . . . . . . . . . .    8
   Illiquid Securities  . . . . . . . . . . . . . . . . . . . . . . . .    8
   ADRs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
   Options and Futures Transactions . . . . . . . . . . . . . . . . . .    9
   Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . .    9
   Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . .    9

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . 10

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

HOW TO PURCHASE PORTFOLIO SHARES  . . . . . . . . . . . . . . . . . . . . 11
   Initial Investment - Minimum $100,000  . . . . . . . . . . . . . . .   11
   Subsequent Investments - Minimum $1,000  . . . . . . . . . . . . . .   12

HOW TO REDEEM SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . 12

EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

TAX-SHELTERED RETIREMENT PLANS  . . . . . . . . . . . . . . . . . . . . . 13
   Individual Retirement Account  . . . . . . . . . . . . . . . . . . .   13
   Simplified Employee Pension Plan . . . . . . . . . . . . . . . . . .   13

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT  . . . . . . . . 13

PORTFOLIO EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . 14

SHAREHOLDER REPORTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

ORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . . . 16

COMPARISON OF INVESTMENT RESULTS  . . . . . . . . . . . . . . . . . . . . 16


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Company. This prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such offer in such state.

                                  SUMMARY

Investment Objective

    The investment objective of both the Discretionary Equity Portfolio and the Equity Portfolio, each being separate portfolios of the Company, an open-end, diversified management investment company, is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500; the Portfolios seek to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. The Portfolios seek to achieve this investment objective primarily through the capital appreciation of investments in equity securities of domestic companies with market capitalizations of at least $500 million. The distinction between the two Portfolios is that the Discretionary Equity Portfolio may invest up to 35% of its total assets and, for defensive, temporary purposes, up to 100% of its total assets, in short-term fixed income securities, while the Equity Portfolio intends, under normal market conditions, to be virtually fully invested at all times. Each Portfolio's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. See "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT TECHNIQUES AND RISKS."

Investment Adviser

     Institutional Capital Corporation ("ICAP") is the investment adviser to the Portfolios. ICAP was organized in 1970 and acts as the investment adviser to individual and institutional clients with investment portfolios of approximately $2.5 billion. See "MANAGEMENT."

Purchases and Redemptions

     Shares of the Portfolios are sold and redeemed at net asset value, without the imposition of any sales or redemption charges. The minimum initial investment required by both Portfolios is $100,000. The minimum subsequent investment is $1,000. These minimums may be changed or waived at any time at the discretion of the Portfolios. See "HOW TO PURCHASE PORTFOLIO SHARES" and "HOW TO REDEEM SHARES." Shares in one Portfolio may be exchanged for shares in another Portfolio at their relative net asset values, without any charge. See "EXCHANGE PRIVILEGE."

 Shareholder Services

     Questions regarding either of the Portfolios may be directed to the Company at the address and telephone number on page 1 of this Prospectus.

                       SUMMARY OF PORTFOLIO EXPENSES

Fee Tables

   Shareholder Transaction Expenses

   Sales Load Imposed on Purchases                   NONE
   Sales Load Imposed on Reinvested Dividends        NONE
   Deferred Sales Load Imposed on Redemptions        NONE
   Redemption Fees                                   NONE
   Exchange Fees                                     NONE

     Annual Operating Expenses (after waivers or reimbursements) (as a percentage of average net assets)
                                 Discretionary Equity           Equity
                                      Portfolio                Portfolio

      Management Fees                    0.80%                 0.80%
      12b-1 Fees                          NONE                  NONE
      Other Expenses (Net of
       Reimbursement)                      0%                    0%

      TOTAL OPERATING EXPENSES           0.80%                 0.80%
      (after Waivers or
      Reimbursements)

     The Portfolios' investment adviser, ICAP, has agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's Total Operating Expenses do not exceed 0.80% of the Portfolio's average daily net assets for the
Portfolio's first 12 months of operation. "Other Expenses" have been estimated as the Portfolios did not begin operations until December 31, 1994, and are presented net of reimbursements. Absent these reimbursements, the Other Expenses and Total Operating Expenses for the Discretionary Equity Portfolio are estimated to be 0.54% and 1.34%, respectively; Other Expenses and Total Operating Expenses for the Equity Portfolio are estimated to be 0.37% and 1.17%, respectively. For additional information concerning fees and expenses, see "MANAGEMENT."

     There are certain charges associated with certain services offered by the Portfolios, such as a service fee of $9.00 for redemptions effected via wire transfer. See "HOW TO REDEEM SHARES." Purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services.

Example

     You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return, and (ii) redemption at the end of each time period:

                            Discretionary
                            Equity Portfolio      Equity Portfolio

      1 Year .............     $ 8                       $ 8

      3 Years ............     $26                       $26

     The Fee Tables, including the Example, are included to assist you in understanding the various costs and expenses that an investor in the Portfolios bears directly or indirectly. The Example is based on the Total Operating Expenses specified in the table above. The amounts in the Example may increase absent the waivers or reimbursements. Please remember that the Example should not be considered representative of past or future expenses and that actual expenses may be greater or lesser than those shown. The assumption in the Example of a 5% annual rate of return is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. This return is hypothetical and should not be considered representative of past or future performance of the Portfolios.

                    INVESTMENT OBJECTIVES AND POLICIES

     When making investment decisions, ICAP develops an economic framework (including an interest rate, inflation, and business cycle outlook) and analyzes strategic economic and/or industry themes to identify appropriate investments. A variety of proprietary research techniques and computer models are used to search for issuers possessing best relative value based on proprietary price/earnings projections and analysis of earnings momentum. Furthermore, a clear catalyst, either stock-specific, industry or economic, which ICAP believes will trigger significant price appreciation must exist. ICAP also utilizes a wide variety of external sources for investment information including recognized strategists, economists, technical and fundamental analysts, corporate executives, and industry sources.

     For each investment, ICAP establishes an upside price target and a downside risk potential. This strategy allows for continuous monitoring of fundamental conditions and stock price performance. Although ICAP typically expects the investment potential of each investment to be realized over a nine to fifteen month time period, it is not unusual for equities to be held for a longer period if the potential is justified. Investments that underperform the market are reviewed intensively. If the risk/reward of a particular investment becomes unattractive or the reasons for owning the security no longer appear valid, the investment is typically sold expeditiously to avoid future underperformance.

     The investment objectives presented below may not be changed without shareholder approval. Other investment restrictions which may not be changed without shareholder approval are contained in the Company's Statement of Additional Information. Since all investments are subject to inherent market risks, there is no assurance that these objectives will be realized. Except for each Portfolio's investment objective and the investment restrictions enumerated in the Company's Statement of Additional Information, a Portfolio's policies may be changed without a vote of the Portfolio's shareholders.

                     DISCRETIONARY EQUITY PORTFOLIO

Investment Objective

     The Discretionary Equity Portfolio's investment objective is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500; the Portfolio seeks to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. The distinction between the Discretionary Equity Portfolio and the Equity Portfolio is that the Discretionary Equity Portfolio may invest up to 35% of its total assets and, for defensive, temporary purposes, up to 100% of its total assets, in short-term fixed income securities while the Equity Portfolio intends to be virtually fully invested in equity securities at all times.

Investment Policies

     The  Discretionary  Equity  Portfolio  will  seek,  under  normal  market conditions,  to  achieve  its investment  objective  by  investing its  assets primarily in equity securities of domestic companies with market capitalizations of at least $500 million, which include but are not limited to
common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; American Depository Receipts ("ADRs"); and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"). In addition, the Discretionary Equity Portfolio may invest up to 35% of its total assets in short-term fixed income securities for any purpose including pending investment or reinvestment, and may invest up to 100% of its assets in such instruments as a temporary defensive measure. However, under normal market conditions, at least 65% of the value of its total assets will be invested in equity securities.

                          EQUITY PORTFOLIO

Investment Objective

     The Equity Portfolio's investment objective is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500; the Portfolio seeks to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. The Equity Portfolio intends to be virtually fully invested at all times with only nominal short-term fixed income positions held at any time. If short-term fixed income securities are held, however, it would be to meet anticipated redemption requests, pay expenses and pending investment, which, in any case, would not exceed 5% of the Equity Portfolio's total assets. Because the Equity Portfolio will hold only nominal short-term fixed income positions, it may be subject to greater risk in times of market volatility than the Discretionary Equity Portfolio.

Investment Policies

       The Equity Portfolio will seek to achieve its investment objective by investing its assets primarily in equity securities of domestic companies with market capitalizations of at least $500 million, which include but are not limited to common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; ADRs; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's or BBB or higher by S&P, D&P or Fitch. The Equity Portfolio will only hold short-term fixed income securities to meet anticipated redemption
requests,  pay  expenses and  pending investment.    As a  result,  the Equity
Portfolio's investment in such securities generally will not exceed 5% of its total assets. Thus, under normal market conditions, at least 65% of the value of its total assets will be invested in equity securities.

                        INVESTMENT TECHNIQUES AND RISKS

     Neither Portfolio will invest more than 5% of its net assets in any one of the following types of investments: investment grade debt securities; non-investment grade debt securities (commonly referred to as "junk bonds"); warrants; illiquid securities; unseasoned companies; and transactions in short sales against the box.

Investment Grade Debt Securities

     Investment grade debt securities include bonds rated Baa or higher by Moody's and BBB or higher by S&P, D&P or Fitch. Bonds rated BBB by S&P or Baa by Moody's, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds. For a more extensive discussion of these ratings, see the Company's Statement of Additional Information.

Short-Term Fixed Income Securities

     The Discretionary Equity Portfolio may invest up to 35% of its total assets and the Equity Portfolio may invest up to 5% of its total assets in short-term fixed income securities. In addition, when ICAP believes that market conditions warrant, the Discretionary Equity Portfolio may invest up to
100% of its assets in such instruments for temporary defensive purposes. Short-term fixed income securities must be rated at least A or higher by S&P, Moody's or Fitch or A- or higher by D&P, and include without limitation the following securities, each of which has a stated maturity of one year or less from the date of purchase unless otherwise indicated: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities. Repurchase agreements could involve certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities.

When-Issued Securities

     Each Portfolio may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("When-Issued Securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing When-Issued Securities allows a Portfolio to lock in a fixed price on a security it intends to purchase. The Portfolios will segregate and maintain cash, cash equivalents, U.S. government securities, or other high-quality, liquid debt securities in an amount at least equal to the amount of outstanding commitments for When-Issued Securities at all times.

Illiquid Securities

     Each Portfolio may invest up to 5% of the value of its net assets in illiquid securities, which include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may be resold pursuant to Rule 144A under the Securities Act of 1993 and repurchase agreements with maturities in excess of seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell restricted securities. A considerable period of time may elapse between the time of the decision to sell a restricted security and the time a Portfolio may be permitted to sell under an effective registration statement or otherwise. If, during such a period, adverse conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. The Board of Directors of the Company, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board of Directors has adopted guidelines and delegated this determination to ICAP.

ADRs

      Each   of  the  Portfolios  may  invest  in  ADRs  or  other  instruments denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security
and denominated  in U.S. dollars.   Some institutions issuing ADRs  may not be
sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer, including reliable financial statements.

       Investments in securities of  foreign issuers involve risks which  are in
addition  to  the  usual  risks inherent  in  domestic  investment.    In many
countries, there is less publicly available information about issuers than is available in the reports  and ratings published about companies  in the United
States.     Additionally,  foreign  companies   are  not  subject  to  uniform
accounting, auditing and financial reporting standards.  Other risks  inherent
in   foreign   investment   include  expropriation,   confiscatory   taxation,
withholding taxes on dividends and interest, less extensive regulation of foreign brokers, securities markets and issuers, costs incurred in conversions between currencies, the possibility of delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), the
difficulty   of  enforcing   obligations   in   other  countries,   diplomatic
developments, and  political  or social  instability.   Foreign economies  may
differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be
difficult to liquidate rapidly  without adverse price effects.   Certain costs
attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Options and Futures Transactions

       Each of the Portfolios may engage in options and futures transactions. A Portfolio's options and futures transactions may include instruments such as stock index options and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Portfolios will only engage in futures and options transactions which must, pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"), constitute bona fide hedging or other permissible risk management transactions and will not enter into such transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceed 5% of the Portfolio's total assets. In addition, neither Portfolio will enter into options and futures transactions if more than 30% of the Portfolio's net assets would be committed to such instruments. A Portfolio may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If a Portfolio cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Portfolio decided to close the position. When required by guidelines of the SEC or the CFTC, each Portfolio will set aside permissible liquid assets in a segregated account to secure its
potential obligations under  its futures  or options positions.   Such  liquid
assets may include cash, U.S. government securities and high grade liquid debt
securities.   The  ability of the  Portfolios to  effectively use  options and futures is largely dependent upon ICAP's ability to correctly use such instruments which may involve different skills than are associated with securities generally.

Lending of Portfolio Securities

   Each Portfolio may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral equal at least to the value of the securities lent by "marking to market" daily. The Portfolios will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Portfolios may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. The Portfolios may pay reasonable custodial and administrative fees in connection with a loan. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, ICAP will review the credit worthiness of the entities to which loans are made to evaluate those risks.

Portfolio Turnover

    Each  Portfolio  anticipates  that   its  portfolio  turnover  rate  will
generally not exceed 150% and is expected to be between 100 and 125%. A turnover rate of 100% would occur, for example, if all of the securities held by a Portfolio were replaced within one year. In the event a Portfolio were to have a turnover rate of 100% or more in any year, it would result in the payment by the Portfolio of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

                            INVESTMENT RESTRICTIONS

    The Company has adopted several restrictions on the investments and other activities of the Portfolios that may not be changed without shareholder approval. For example, neither Portfolio may:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

    For additional investment restrictions, see the Company's Statement of Additional Information.


                                MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing its business and affairs. The Company has entered into an investment advisory agreement with ICAP dated December 30, 1994 (the "Investment Advisory Agreement") pursuant to which ICAP manages each Portfolio's investments and business affairs, subject to the supervision of the Company's Board of Directors. The Board of Directors also oversees duties required by applicable state and federal law.

     ICAP, an independent investment advisory firm, was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Investment Advisory Agreement, each Portfolio compensates ICAP for its investment advisory services at the annual rate of 0.80% of the Portfolio's average daily net assets. The advisory fee is higher than that paid by most investment companies. The Company's Board of Directors believes that this fee is reasonable in light of each Portfolio's investment objective. ICAP has agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's Total Operating Expenses do not exceed 0.80% of the Portfolio's average daily net assets for the Portfolio's first 12 months of operation. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Portfolio and increasing the Portfolio's overall return to investors at the time any such amounts were waived and/or reimbursed.

   The investment decisions for each Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process. Each of the officers and other investment professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research, and trading. A key element in the decision making process is a formal investment committee meeting generally held each business day and attended by all the investment professionals. At this meeting, a comprehensive review of ICAP's investment position is undertaken. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, each asset sector, and each individual security holding are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decisions.

    ICAP provides continuous advice and recommendations concerning each Portfolio's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, ICAP seeks to obtain the best net results for the Portfolios. ICAP provides office space for the Company and pays the salaries, fees and expenses of all officers
and directors of the Company who are interested persons of ICAP. While ICAP has not previously provided investment advice to a registered investment company, ICAP serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors. As of September 30, 1994, ICAP had approximately $2.5 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP.


                       HOW TO PURCHASE PORTFOLIO SHARES

    Shares of the Portfolios are sold on a continual basis at the next offering price after receipt of the order by the Portfolio. This price is the net asset value of the Portfolio and is determined as of the close of trading (currently 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange is open. See "DETERMINATION OF NET ASSET VALUE." The price at which your purchase will be effected is based on the Portfolio's net asset value next determined after the Portfolio receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

    The minimum initial investment required by both Portfolios is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Portfolios reserve the right to change or waive these minimums at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

    If you purchase shares of either Portfolio by check and request the redemption of such shares within fifteen days of the initial purchase, the Portfolio will not forward the portion of your redemption proceeds which has not been collected by the Portfolio. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000

    You may purchase shares of the Portfolios by completing an application form and mailing it along with a check or money order payable to "ICAP Funds" to: ICAP Funds, Inc., c/o Supervised Service Company, Inc. at either P.O. Box 419330, Kansas City, MO 64141-6336 or 811 Main Street, Kansas City, MO 64105-2005. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Portfolios as a result. All applications to purchase shares of the Portfolios are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to decline to accept a purchase order application in whole or in part.

    Alternatively, you may place an order to purchase shares of the Portfolios through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Portfolio shares. It is the responsibility of the broker-dealer to place the order with the appropriate Portfolio on a timely basis.

   In  addition, you  may purchase  shares of  the Portfolios  by wire.   To
establish a new account by wire transfer, please call the Transfer Agent at 1-800-645-2457. The Transfer Agent will assign an account number to you at that time. Funds should be wired through the Federal Reserve System as follows:

                       United Missouri Bank
                       ABA Number 101000 695
                       For credit to ICAP Funds, Inc.
                       Account Number 98-7060-765-4
                       For further credit to ICAP Funds, Inc.
                       (investor account number)
                       (name or account registration)

                       (social security or tax identification number) (identiy which Portfolio to purchase)

The Portfolios are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

    Additions to your account in amounts of $1,000 or more may be made by mail or by wire . When making an additional purchase by mail, enclose a check payable to "ICAP Funds" along with the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

                              HOW TO REDEEM SHARES

     You may request redemption of part or all of your Portfolio shares at any time. The price you receive will be the net asset value next determined after the Portfolio receives your request in proper form. Once your redemption request is received in proper form, the Portfolio normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request. However, the Portfolio may hold payment of that portion of an investment which was made by check which has not been collected. Redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

    To request redemption of Portfolio shares, you must furnish a written, unconditional request to: ICAP Funds, Inc., c/o Supervised Service Company, Inc. at either P.O. Box 419336, Kansas City, MO 64141-6336 or 811 Main Street, Kansas City, MO 64105-2005. The request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Portfolio shares or dollar amount to be redeemed. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. Signature guarantees are required for: (i) redemption requests over $25,000, (ii) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares, and (iii) redemption requests to be mailed or wired to other than the address of record. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Redemption proceeds may be wired to a commercial bank authorized on your account application. You will be charged a $9.00 service fee for wire redemptions.

    Your account may be terminated by a Portfolio on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $10,000. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

                             EXCHANGE PRIVILEGE

    You may exchange your shares in a Portfolio for shares in any other Portfolio of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange. An exchange from one Portfolio to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: ICAP Funds, Inc., c/o Supervised Service Company, Inc. at either P.O. Box 419336, Kansas City, MO 64141-6336 or 811 Main Street, Kansas City, MO 64105-2005. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Portfolios or their investors. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

                   TAX-SHELTERED RETIREMENT PLANS

    The Company offers through its Custodian, United Missouri Bank, n.a., certain qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of a Portfolio on a tax deferred basis. Contributions to these plans are tax deductible as provided by law and earnings are tax deferred until distributed.

Individual Retirement Account ("IRA")

    Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Portfolios offer a prototype IRA plan which may be adopted by individuals to establish a new IRA or to roll-over funds from an existing IRA. There may be a charge for establishing an IRA account and there is also an annual maintenance fee.

     Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-sponsored retirement plan and whose incomes exceed specific limits.

Simplified Employee Pension Plan ("SEP/IRA")

    The Portfolios also offer a simplified employee pension ("SEP") plan for employers, including self-employed individuals, who wish to purchase Portfolio
shares  with  tax-deductible  contributions.   Under  the  SEP  plan, employer
contributions are made directly to the IRA accounts of eligible participants.

     A complete description of the above plans, as well as a description of the applicable service fees may be obtained by calling 1-800-645-2457 or writing to the Company at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606. Please note that early withdrawals from a retirement plan may result in adverse tax consequences.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

    Each Portfolio intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

    For federal income tax purposes, all dividends paid by the Portfolios and net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Portfolio from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as capital gain. The capital gain holding period is determined by the length of time the Portfolio has held the security and not the length of time you have held shares in the Portfolio. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

<PAGE

    Dividends are usually distributed quarterly, and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, a Portfolio's net asset value will decrease by the amount of the payment. A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. All dividends or capital gains distributions will automatically be reinvested in shares of the Portfolios at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: ICAP Funds, Inc., c/o Supervised Service Company, Inc. at either P.O. Box 419336, Kansas City, MO 64141-6336 or 811 Main Street, Kansas City, MO 64105-2005. Such notice must be received at least 1 day prior to the record date of any dividend or capital gain distribution.

    If you do not furnish a Portfolio with your correct social security number or employer identification number, the Portfolio is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

    This section  is not intended to  be a full discussion  of federal income
tax  laws and the  effect of such  laws on you.   There may  be other federal,
state, or local tax considerations  applicable to a particular investor.   You
are urged to consult your own tax advisor.

                            PORTFOLIO EXPENSES

    Each Portfolio is responsible for its own expenses, including, without limitation: interest charges; taxes; brokerage commissions; organizational expenses; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase or redemption of shares; expenses of printing and distributing prospectuses to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for directors who are not interested persons of ICAP; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

                   DETERMINATION OF NET ASSET VALUE

    Each Portfolio's net asset value per share is determined as of the close of trading (currently 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for business. A Portfolio's net asset value may not be calculated on days during which a Portfolio receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Portfolio's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.
Regardless of the method employed to value a particular security, all valuations are subject to review by ICAP; ICAP may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

                          SHAREHOLDER REPORTS

        You will be provided at least semi-annually with a report showing the Portfolio or Portfolios' holdings and annually after the close of the Company's fiscal year, which ends December 31, with an annual report containing audited financial statements. An individual account statement will be sent to you by the Transfer Agent after each purchase or redemption of Portfolio shares as well as on a monthly basis. You will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Portfolios during such year.

    If you have questions about your account(s), you should call the Portfolios' Transfer Agent at 1-800-645-2457. Investors who have general questions about the Portfolios or the Company or desire additional information should write to ICAP Funds, Inc., 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

                               ORGANIZATION

    ICAP Funds, Inc. (the "Company") was organized as a Maryland corporation on November 1, 1994. The Company is authorized to issue 300,000,000, $.01 par value shares, in addition to the 100,000,000, $.01 par value shares of the Discretionary Equity Portfolio and the 100,000,000, $.01 par value shares of the Equity Portfolio. The assets belonging to the Discretionary Equity Portfolio and the Equity Portfolio will be held separately by the Custodian, and if the Company issues additional series, each additional series will be held separately. In effect, each series will be a separate portfolio.

    Each share, irrespective of series, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

    The Company will not hold annual shareholders' meetings except when required by the Investment Company Act of 1940. The Company has adopted procedures in its By-laws for the removal of Directors by the shareholders as well as by the Board of Directors. As of December 9, 1994, ICAP owned a controlling interest in the Company.


                             ADMINISTRATOR

    Pursuant to an Administration Agreement, Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, calculates the daily net asset value of each Portfolio, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Portfolios' Custodian or the Transfer Agent), oversees the Portfolios' insurance relationships, participates in the preparation of the registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities of the Portfolios pursuant to state securities laws, compiles data for and prepares notices to the SEC, prepares the financial statements for the annual and semi-annual reports to the SEC and current investors, monitors the Portfolios' expense accruals and performs securities valuations, monitors the Portfolios' status as a regulated investment company under Subchapter M of the Internal Revenue Code and monitors compliance with the Portfolios' investment policies and restrictions, from time to time, and generally assists in the Portfolios' administrative operations.

The Administrator,  at its own expense and  without reimbursement from the Portfolios, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Portfolios an aggregate fee, computed daily and payable monthly based on each Portfolio's aggregate average net assets at the annual rate of .20 of 1% on the first $50,000,000, .175 of 1% on the next $50,000,000, .10 of 1% on the next  $150,000,000,  .075 of  1% on  the next  $250,000,000 and  .05 of  1% on average net assets in excess of $500,000,000, subject to an annual minimum of $120,000, plus out of pocket expenses.


                         CUSTODIAN AND TRANSFER AGENT

    United Missouri Bank, n.a., 928 Grand Avenue, Kansas City, MO 64141, acts as Custodian of each Portfolio's assets. Supervised Service Company, Inc., 811 Main Street, Kansas City, MO 64105-2005 acts as dividend-disbursing and Transfer Agent for the Portfolios.


                       COMPARISON OF INVESTMENT RESULTS

       Each Portfolio may from time to time compare its investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature, and advertisements. The results may be calculated on the basis of average annual total return, total return, or cumulative total return.

     Average annual total return and total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in each Portfolio over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period. Cumulative total return simply reflects a Portfolio's performance over a stated period of time.

   Average annual total return, total return and cumulative total return are based upon the historical results of each Portfolio and are not necessarily representative of the future performance of the respective Portfolio. Additional information concerning the performance of each Portfolio appears in the Statement of Additional Information.

     The Company reserves the right to change any of the policies, practices and procedures described in this prospectus with respect
to  either   Portfolio,  including  the   Statement  of   Additional
Information, without shareholder approval except in those instances where shareholder approval is expressly required.

DIRECTORS

Robert H. Lyon
Pamela H. Conroy
Gary S. Maurer
Dr. James A. Gentry
Ms. Barbara A. Chiesa
Mr. Harold W. Nations

OFFICERS

Robert H. Lyon
President

Pamela H. Conroy
Vice President and Treasurer

Donald D. Niemann
Vice President and Secretary


INVESTMENT ADVISER

Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, IL  60606


CUSTODIAN

United Missouri Bank, n.a.
928 Grand Avenue
Kansas City, MO  64141


TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

Supervised Service Company, Inc.
811 Main Street
Kansas City, MO  64105-2005

ADMINISTRATOR

Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI  53202

AUDITORS

Coopers & Lybrand L.L.P.
411 East Wisconsin Avenue
Milwaukee, WI  53202

LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202


                 STATEMENT OF ADDITIONAL INFORMATION

                           ICAP FUNDS, INC.
                 ICAP Discretionary Equity Portfolio
                        ICAP Equity Portfolio

                   225 West Wacker Drive, Suite 2400
                        Chicago, Illinois  60606

                              1-800-645-2457

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of ICAP Funds, Inc. (the "Company"), dated December 31, 1994. Requests for copies of the Prospectus should be made by writing to the Company at the address listed above; or by calling 1-800-645-2457.

    This Statement of Additional Information is dated December 31, 1994, as supplemented through July 31, 1995.

                           ICAP FUNDS, INC.


                          TABLE OF CONTENTS

                                                                     Page No.

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . .4

INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . .6
   Illiquid Securities  . . . . . . . . . . . . . . . . . . . . . . . . .6
   Short-Term Fixed Income Securities . . . . . . . . . . . . . . . . . .6
   Short Sales Against the Box  . . . . . . . . . . . . . . . . . . . . .8
   Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
   When-Issued Securities . . . . . . . . . . . . . . . . . . . . . . . .8
   Unseasoned Companies . . . . . . . . . . . . . . . . . . . . . . . . .9
   Non-Investment Grade Debt Securities "Junk Bonds"  . . . . . . . . . .9
   Hedging Strategies . . . . . . . . . . . . . . . . . . . . . . . . . 11
      General Description of Hedging Strategies  . . . . . . . . . . . .11
      General Limitations on Futures and Options Transactions  . . . . .11
      Asset Coverage for Futures and Options Positions   . . . . . . . .11
      Stock Index Options  . . . . . . . . . . . . . . . . . . . . . . .12
      Certain Considerations Regarding Options   . . . . . . . . . . . .12
      Federal Tax Treatment of Options   . . . . . . . . . . . . . . . .13
      Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . .13
      Options on Futures   . . . . . . . . . . . . . . . . . . . . . . .15
      Federal Tax Treatment of Futures Contracts   . . . . . . . . . . .16

DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . 16

PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . 18

INVESTMENT ADVISER  . . . . . . . . . . . . . . . . . . . . . . . . . . 19

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . 20

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . 22

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . 22

SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . 22

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 23

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . 25

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . 25

APPENDIX A - BOND RATINGS . . . . . . . . . . . . . . . . . . . . . . . A-1

      No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 31, 1994, and if given or made, such information or representations may not be relied upon as having been authorized by the Company.

     This Statement of Additional Information does not constitute an offer to sell securities.

                      INVESTMENT RESTRICTIONS

     The investment objective of both the ICAP Discretionary Equity Portfolio (the "Discretionary Equity Portfolio") and the ICAP Equity Portfolio (the "Equity Portfolio") (hereinafter collectively referred to as the "Portfolios") is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the Standard & Poor's 500 ("S&P 500"). The investment objective and policies of each Portfolio are described in detail in the Prospectus under the captions "DISCRETIONARY EQUITY PORTFOLIO" and "EQUITY PORTFOLIO." The following is a complete list of each Portfolio's fundamental investment limitations which cannot be changed without shareholder approval.

Neither Portfolio may:

1. With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result,
(i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

3. Act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4.  Make loans  to other persons, except through  (i) the purchase of debt securities permissible under the Portfolio's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

7. Issue senior securities, except as permitted under the Investment Company Act of 1940.

8. Purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

   With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

     The following investment policies may be changed by the Board of Directors of the Company (the "Board of Directors") without shareholder approval.

Neither Portfolio may:

1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Pledge, mortgage or hypothecate any assets owned by the Portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of the borrowing or investment.

4. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

5. Invest in illiquid securities if, as a result of such investment, more than 5% of the Portfolio's net assets would be invested in illiquid securities.

6. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act and applicable state law.

7. Enter into futures contracts or related options if more than 30% of the Portfolio's net assets would be represented by futures contracts or more than 5% of the Portfolio's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

8. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Portfolio may invest in the securities of issuers that engage in these activities.

9. Purchase securities when borrowings exceed 5% of its total assets.

                 INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Portfolios' investment objectives, policies, and techniques that are described in the Prospectus under the captions "DISCRETIONARY EQUITY PORTFOLIO," "EQUITY PORTFOLIO," and "INVESTMENT TECHNIQUES AND RISKS."

Illiquid Securities

    The Portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and repurchase agreements with maturities in excess of seven days. However, neither Portfolio will acquire illiquid securities if, as a result, such securities would comprise more than 5% of the value of the Portfolio's net assets. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. The Board of Directors has delegated to Institutional Capital Corporation ("ICAP") the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed ICAP to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

    Restricted  securities   may  be  sold  only   in  privately  negotiated
transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

     The Discretionary Equity Portfolio may invest up to 35% of its total assets and, for defensive, temporary purposes up to 100% of its total assets, in short-term fixed income securities, defined below. The Equity Portfolio intends to be fully invested at all times and accordingly will only hold short-term fixed income securities to meet anticipated redemption requests, pay expenses and pending investment, which, in any case, generally will not exceed 5% of its total assets. Short-term fixed income securities are defined to include without limitation, the following:

1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by  the full  faith and  credit of  the United
States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
(c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

2.   Certificates of Deposit  issued against funds  deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Portfolios' 5% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Portfolio may not be fully insured.

3.   Bankers' acceptances which are  short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.    Repurchase  agreements   which  involve  purchases  of  debt
securities. In such an action, at the time a Portfolio purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Portfolio during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Portfolio to invest temporarily available cash. The Portfolios may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Portfolios may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Portfolios is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Portfolio is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Portfolio could incur a loss of both principal and interest. ICAP monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. ICAP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Portfolio to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6. Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Portfolio and a corporation. There is no secondary market for the notes. However, they are redeemable by the Portfolios at any time. ICAP will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Portfolio's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of ICAP, of comparable quality.

Short Sales Against the Box

     When ICAP believes that the price of a particular security held by a Portfolio may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Portfolio owns for delivery at a specified date in the future. Each Portfolio will limit its transactions in short sales against the box to 5% of its net assets. In addition, each Portfolio will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer.
If, for example, a Portfolio bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Portfolio might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Portfolio would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Portfolios may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

     Each Portfolio may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

When-Issued Securities

     The Portfolios may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase.

During the period between the purchase
and settlement, no payment is made by the Portfolios to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolios' other assets. While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolios do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

     The Portfolios will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Portfolio will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

Unseasoned Companies

        Neither  Portfolio  may  invest  more  than  5%  of  its  net  assets in
unseasoned companies.   While smaller companies  generally have potential  for
rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive
strengths  of  larger  corporations.   In  addition,  in  many instances,  the
securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading
is substantially  less than  is typical of  larger companies.   Therefore, the
securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Portfolios may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Non-Investment Grade Debt Securities "Junk Bonds"

    The Portfolios may invest up to 5% of their assets in junk bonds. Junk bonds while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

    Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience  financial stress and  may not
have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio's net asset value.

     As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market, and accordingly so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

      Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which could result in a lower return for the Portfolio.

      Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on ICAP's credit analysis than would be the case with investments in investment-grade debt securities. ICAP employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. ICAP continually monitors each Portfolios' investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

     Liquidity and Valuation.   A Portfolio may have difficulty  disposing of
certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities. The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

     New and Proposed Legislation. Recent legislation has been adopted, and from time to time, proposals have been discussed, regarding new legislation designed to limit the use of certain junk bond securities by certain issuers.

An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the junk bond securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

Hedging Strategies

     General Description of Hedging Strategies

     The Portfolios may engage in hedging activities. ICAP may cause the Portfolios to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge a Portfolio's holdings.

     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Portfolio has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use hedging instruments will be limited by tax considerations.

   General Limitations on Futures and Options Transactions

      The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Portfolios includes the representation that the Portfolios will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Portfolios may hold other positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions (i.e., for speculative purposes) if aggregate initial margins and premiums paid do not exceed 5% of the net asset value of the respective Portfolios. In addition, neither Portfolio will enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

     The foregoing limitations are not fundamental policies of the Portfolios and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

    Asset Coverage for Futures and Options Positions

     Each Portfolio will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

    Stock Index Options

     Each Portfolio may  (i) purchase  stock index options  for any  purpose,
(ii) sell stock index options in order to close out existing positions, and/or
(iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

      A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

      A Portfolio's use of stock index options is subject to certain risks. Successful use by the Portfolios of options on stock indexes will be subject to the ability of the ICAP to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Portfolio's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Portfolio. Inasmuch as a Portfolio's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Portfolio will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Portfolio's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Portfolio.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

    Certain Considerations Regarding Options

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.

If a Portfolio is unable to close out a call option on securities that it has written before the option is exercised, the Portfolio may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Portfolio is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

    The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Portfolios.

     Federal Tax Treatment of Options

     Certain option transactions have special tax results for the Portfolios. Expiration of a call option written by a Portfolio will result in short-term capital gain. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

    If a Portfolio writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options trans-actions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Portfolios will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 and 100 indexes would be "nonequity options" within the meaning of Code Section 1256.

     Futures Contracts

   The Portfolios may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the
Portfolios or for other purposes permissible under the CEA. Each Portfolio's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Portfolios will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

     An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolios will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Portfolios are not able to enter into an offsetting transaction, the Portfolios will continue to be required to maintain the margin deposits on the Futures Contract.

      A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

      Margin is the amount of funds that must be deposited by each Portfolio with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Portfolio's open positions in Futures Contracts. A margin deposit is intended to ensure the Portfolio's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. In computing daily net asset value, each Portfolio will mark to market the current value of its open Futures Contracts. The Portfolios expect to earn interest income on their margin deposits.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

     Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Portfolios seek to close out a Futures position. The Portfolios would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Portfolios' net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

    Options on Futures

     The Portfolios may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

     The Portfolios may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Portfolios use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Portfolios' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Portfolio will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Portfolio that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Portfolio intends to acquire.

     As with investments in Futures Contracts, each Portfolio is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio. The Portfolios will set aside in a segregated account at the Portfolios' custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

     The risks associated with the use of options on Futures Contracts include the risk that a Portfolio may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Portfolios' successful use of options on Futures Contracts depends on ICAP's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts."

     Federal Tax Treatment of Futures Contracts

     For federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

     Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

      Each Portfolio intends to operate as a "Regulated Investment Company" under Subchapter M of the Code, and therefore will not be liable for federal income taxes to the extent earnings are timely distributed. In addition, as a result of being a Regulated Investment Company, net capital gain that the Portfolios distribute to shareholders will retain their original capital gain character in the shareholders' individual tax returns.

     In order for each Portfolio to qualify for federal income tax treatment as a Regulated Investment Company, at least 90% of the gross income of each Portfolio for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities, and other income (including gains on options and futures contracts) derived with respect to the Portfolio's business of investing in stock or securities. In addition, gains realized on the sale or other disposition of securities or Futures Contracts held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. For purposes of applying these tests, any increase in value on a position that is part of a designated hedge will be offset by any decrease in value (whether or not realized) on any other position that is part of such hedge. It is anticipated that unrealized gains on Futures Contracts which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes will not be considered gains on securities held less than three months for purposes of the 30% test.

     The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised of the nature of the payments.

                           DIRECTORS AND OFFICERS

     The directors and officers of the Company, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the Investment Company Act of 1940 ("Investment Company Act"), is indicated by an asterisk.

*Robert H. Lyon, President and a Director of the Company.

Mr. Lyon joined ICAP in 1988 and has been the President, Chief Investment Officer, and a Director of ICAP since 1992. For the seven years prior to joining ICAP, Mr. Lyon was an Executive Vice President and Director of Research with Fred Alger Management in New York. Mr. Lyon graduated from Northwestern University with a B.A. in economics and received his M.B.A. from the Wharton School of Finance.

*Pamela H. Conroy, Vice President, Treasurer and a Director of the Company.

Ms. Conroy has been the Senior Vice President of ICAP since joining the Company in August of 1994. Her responsibilities include accounting, systems, communication and product development. Prior to joining ICAP, Ms. Conroy worked at the Northern Trust where she served as a Vice President and worked in a variety of capacities in the investments and securities processing areas over a nine year period. Ms. Conroy earned a B.A. from the University of Illinois and an M.M. from the Kellogg School of Management.

*Gary S. Maurer, a Director of the Company.

Mr. Maurer, who joined ICAP in 1972, has served as Executive Vice President and a Director of ICAP since March of 1993. His responsibilities include oversight of quantitative research, as well as performance measurement and analysis. In addition, Mr. Maurer is the director of ICAP's client service effort. Mr. Maurer received a B.A. in economics from Cornell University and an M.B.A. from the University of Chicago.

*Barbara A. Chiesa, a Director of the Company.

Ms. Chiesa, who joined ICAP in 1981 currently serves as Vice President for Trading and is a Director of ICAP. Previously, Ms. Chiesa served as an investment officer and trader at Harris Trust & Savings Bank. Prior to that, Ms. Chiesa served as an equity trader at First Wisconsin Trust. She studied accounting at the University of Wisconsin.

Dr. James A. Gentry, a Director of the Company.

Dr. Gentry, who joined the faculty at the University of Illinois in 1966, is a Professor of Finance of the College of Commerce and Business Administration at the University. Since joining the University, Dr. Gentry has served as Associate Dean of the College of Commerce and Business Administration and has authored numerous articles and chapters in books. Currently, he teaches courses in advanced financial management and an honors course that provides outstanding undergraduate students with the opportunity to interact with leading corporate executives. Dr. Gentry received an A.B. from Indiana State University, and an M.B.A. and D.B.A. from Indiana University.

Harold W. Nations, a Director of the Company.

Mr. Nations is a partner with the law firm of Shefsky & Froelich in Chicago, Illinois. He has been with Shefsky & Froelich since March, 1991. For the seven years prior thereto, Mr. Nations was an associate with the firm of Skadden, Arps, Slate, Meagher, & Flom.

Donald D. Niemann, Vice President and Secretary of the Company.

Mr. Niemann was an original co-founder of ICAP and has served as an Executive Vice President and a Director of ICAP since March 1993. His responsibilities at ICAP include stock research, selection and proxy analysis. Mr. Niemann received a B.A. in history from Princeton University and an M.B.A. from Harvard University. He is a Chartered Financial Analyst (CFA).

      Except for Dr. James A. Gentry and Mr. Harold W. Nations, the address of all of the above persons is Institutional Capital Corporation, 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606. Dr. Gentry's address is the University of Illinois, 419 Commerce West, 1206 South 6th Street, Champaign, Illinois 61820-6271. Mr. Nations address is 323 Rosewood Avenue, Winnetka, Illinois, 60093.

     As of June 30, 1995, officers and directors of the Company did not beneficially own any shares of common stock of the Discretionary Equity Portfolio; however, as of that date, such officers and directors did own 8,355 shares of common stock of the Equity Portfolio, which was .72% of the Equity Portfolio's then outstanding shares. Directors and officers of the Company who are also officers, directors, employees, or shareholders of ICAP do not receive any remuneration from either of the Portfolios for serving as directors or officers.

                           PRINCIPAL SHAREHOLDERS

     As of June 30, 1995, the following persons owned of record or are known by the Company to own of record or beneficially more than 5% of the Company's outstanding shares:

Name and Address                 Portfolio        No. Shares     Percentage

Clark & Co.                      Discretionary    41,781         5.84%
235 West Schrock Road            Equity
Westerville, OH  43081

Seattle First National Bank      Discretionary    427,741        59.74%
P.O. Box  94627                  Equity
Pasadena, CA  91109-4127

Marshall & Ilsley Trust          Discretionary    239,107        33.39%
1000 N. Water Street             Equity
Milwaukee, WI  53202

Cameron S. Avery & Lawrence      Equity           118,650        10.21%
Howe & Howard Jessen &
Donald S. Perkins
c/o  Cameron S. Avery
Bell Boyd & Lloyd
Three First National Plaza
#3200
Chicago, IL  60602

Name and Address                   Portfolio       No. Shares     Percentage

Santa Barbara Bank and Trust       Equity          101,876         8.76%
P.O. Box  2340
Santa Barbara, CA  93120-2340

Bank of America                    Equity          58,970          5.07%
P.O. Box  94627
Pasadena, CA  91109-4627

Northern Trust Company             Equity          298,005         25.64%
P.O. Box  92956
Chicago, IL  60675

Keystone District Council of       Equity          127,551         10.97%
Carpenters Pension Trust
524 South 22nd Street
Harrisburg, PA  17104

Chicago Symphony Orchestra         Equity          171,845         14.78%
Pension Trust
220 South Michigan Avenue
Chicago, IL  60604

Wadsworth Atheneum                 Equity          215,863         18.57%
600 Main Street
Hartford, CT  06103-2990

     Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.


                              INVESTMENT ADVISER

    Institutional Capital Corporation ("ICAP") is the investment adviser to the Portfolios. Mr. Lyon controls ICAP and is the President, Chief Investment Officer, and a director of ICAP. Ms. Conroy is the Senior Vice President of ICAP, and both Mr. Maurer and Mr. Niemann are Executive Vice Presidents and Directors of ICAP. Mr. Lyon owns 51% of ICAP. A brief description of the Portfolios' investment advisory agreement is set forth in the Prospectus under "MANAGEMENT."

     The Portfolios' advisory agreement is dated December 30, 1994 (the "Advisory Agreement"). The Advisory Agreement has an initial term of one year and thereafter is required to be approved annually by the Board of Directors of the Company or by vote of a majority of each of the Portfolio's outstanding voting securities (as defined in the Investment Company Act). Each annual renewal must also be approved by the vote of a majority of the Company's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the vote of a majority of the Company's directors who are not parties to the Advisory Agreement or interested persons of any such party on December 6, 1994 and by the initial shareholders of each Portfolio on December 14, 1994. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Company, by vote of a majority of each of the Portfolio's outstanding voting securities, or by ICAP, and will terminate automatically in the event of its assignment.

      Under the terms of the Advisory Agreement, ICAP manages the Portfolios' investments, subject to the supervision of the Company's Board of Directors. ICAP is responsible for investment decisions and supplies investment research and portfolio management. At its expense, ICAP provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios.

     As compensation for its services, each Portfolio pays to ICAP a monthly advisory fee at the annual rate of .80% of the average daily net asset value of the respective Portfolio. See "DETERMINATION OF NET ASSET VALUE" in the Prospectus. From time to time, ICAP may voluntarily waive all or a portion of its management fee for the Portfolios. In fact, ICAP has agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that neither Portfolio's total operating expenses exceed .80% of the respective Portfolio's average daily net assets for each Portfolio's first 12 months of operation. The organizational expenses of each Portfolio were advanced by ICAP and will be reimbursed by the Portfolios over a period of not more than 60 months. The organizational expenses were approximately $31,982 for the Discretionary Equity Portfolio and $31,981 for the Equity Portfolio.

     The Advisory Agreement requires ICAP to reimburse the Portfolios in the event that the expenses and charges payable by the Portfolios in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula prescribed by any state in which shares of the Portfolios are registered. Such excess is determined by valuations made as of the close of each business day of the year. The most restrictive percentage limitation currently applicable to the Portfolios will be 2 1/2% of each Portfolio's average net asset value up to $30,000,000, 2% on the next $70,000,000 of each Portfolio's average net asset value and 1 1/2% of each Portfolio's average net asset value in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Portfolios by reduction of ICAP's fee, subject to later adjustment, month by month, for the remainder of the Portfolios' fiscal year. ICAP may from time to time voluntarily absorb expenses for the Portfolios in addition to the reimbursement of expenses in excess of applicable limitations.

                    PORTFOLIO TRANSACTIONS AND BROKERAGE

    ICAP is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. It is the policy of ICAP to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to ICAP or the Portfolios. The best price to the Portfolios means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Portfolios' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Portfolios may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, ICAP considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Portfolio's shares.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In selecting brokers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Portfolios. ICAP believes that the research information received in this manner provides the Portfolios with benefits by supplementing the research otherwise available to the Portfolios. The Advisory Agreement provides that such higher commissions will not be paid by the Portfolios unless (a) ICAP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of ICAP's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of ICAP, the total commissions paid by the Portfolios will be reasonable in relation to the benefits to the Portfolios over the long term. The investment advisory fees paid by the Portfolios under the Advisory Agreement are not reduced as a result of ICAP's receipt of research services.

     ICAP places portfolio transactions for other advisory accounts managed by ICAP. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by ICAP in servicing all of its accounts; not all of such services may be used by ICAP in connection with the Portfolios. ICAP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Portfolios) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, ICAP believes such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis. ICAP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations between the Portfolio and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

      Each Portfolio anticipates that its portfolio turnover rate will not exceed 150%, and is expected to be between 100 and 125%. The annual portfolio turnover rate indicates changes in each Portfolio's securities holdings; for instance, a rate of 100% would result if all the securities in a portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period. The turnover rate may vary from year to year, as well as within a year, and may be affected by portfolio sales necessary to meet cash requirements for redemptions of the Portfolios' shares.

                                CUSTODIAN

     As custodian of the Portfolios' assets, United Missouri Bank, n.a. has custody of all securities and cash of each Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

             TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

      Supervised Service Company, Inc. ("SSC") acts as transfer agent and dividend-disbursing agent for the Portfolios. SSC is compensated based on an annual fee per open account of $8.00, plus out-of-pocket expenses such as postage and printing expenses in connection with shareholder communications. SSC also receives an annual fee per closed account of $3.60.

                              TAXES

     Each Portfolio will be treated as a separate entity for Federal income tax purposes since the Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers. As indicated under "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS" in the Prospectus, each Portfolio intends to qualify annually as a "regulated investment company" under the Code. This qualification does not involve government supervision of the Portfolios' management practices or policies.

      A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gains on sales of securities when realized and distributed are taxable as capital gains. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment although taxable as stated above.

                    DETERMINATION OF NET ASSET VALUE

      As set forth in the Prospectus under the same caption, the net asset value of each of the Portfolios will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Portfolios do not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                        SHAREHOLDER MEETINGS

     Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act.

      The Company's Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

      If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that, in their opinion, either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

   After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                        PERFORMANCE INFORMATION

      As described in the "COMPARISON OF INVESTMENT RESULTS" section of the Portfolios' Prospectus, the Portfolios' historical performance or return may be shown in the form of various performance figures. The Portfolios' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Portfolios' performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

     The average annual total return of each Portfolio is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                   n
                             P(1+T)  = ERV

          P     =     a hypothetical initial payment of $1,000.
          T     =     average annual total return.
          n     =     number of years.
          ERV   =     ending  redeemable  value  of  a  hypothetical  $1,000
                      payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a Portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Portfolio have been reinvested at the net asset value of the Portfolio on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

      Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Volatility

      Occasionally statistics may be used to specify a Portfolio's volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons

      From time to time, in marketing and other Portfolio literature, the Portfolios' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Portfolios will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

      The Portfolios' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

      Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of or selections from, editorials or articles about the Portfolios. Sources for Portfolio performance and articles about the Portfolios may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

      The Portfolios may compare their performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the NASDAQ Over-the-Counter Composite Index. There are differences and similarities between the investments that the Portfolios may purchase for their respective portfolios and the investments measured by these indices.

      Investors may want to compare the Portfolios' performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Investors may also want to compare performance of the Portfolios to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

                          INDEPENDENT ACCOUNTANTS

      Coopers  &  Lybrand  L.L.P.  have   been  selected  as  the  independent
accountants for the Portfolios.


                           FINANCIAL STATEMENTS

      The following audited financial statements of the Company are contained herein:

            (a)  Report of Independent Accountants.

            (b)  Statement of Assets and Liabilities.

            (c)  Notes to Statement of Assets and Liabilities.

      The following unaudited financial statements of each of the Portfolios for the period from January 1, 1995 to June 30, 1995 are also contained herein:

            (a)  Schedules of Investments in Securities.

            (b)  Statements of Assets and Liabilities.

            (c)  Statements of Operations.

            (d)  Statements of Changes in Net Assets.

            (e)  Financial Highlights.

            (f)  Notes to Financial Statements.

                               APPENDIX

                             BOND RATINGS


                    Standard & Poor's Debt Ratings

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific
obligation.   This  assessment may  take into  consideration obligors  such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The   ratings  are   based,  in  varying   degrees,  on   the  following
considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection  afforded   by,  and  relative   position  of,   the
obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

      AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade

      Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

      B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

        CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not
likely to  have the capacity to  pay interest and repay principal.   The 'CCC'
rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C   Debt rated 'C' typically  is applied to debt  subordinated to senior
debt which  is assigned  an actual  or implied  'CCC-' debt rating.   The  'C'
rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D   Debt rated 'D' is  in payment default.   The 'D' rating  category is
used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                     Moody's Long-Term Debt Ratings

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa  -  Bonds  which  are  rated  Baa  are  considered  as  medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca   -  Bonds  which  are  rated  Ca  represent  obligations  which  are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                 Fitch Investors Service, Inc. Bond Ratings

      Fitch  investment grade  bond ratings  provide a  guide to  investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch  ratings are  not  recommendations  to  buy,  sell,  or  hold  any
security.    Ratings do  not  comment on  the  adequacy of  market  price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA  Bonds  considered to be investment  grade and of  very high credit
quality.    The  obligor's  ability  to  pay  interest  and  repay
principal  is very strong, although  not quite as  strong as bonds
rated  'AAA'.   Because  bonds  rated  in  the  'AAA'    and  'AA'
categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A  Bonds  considered  to be  investment  grade  and  of  high  credit
quality.    The  obligor's  ability  to  pay  interest  and  repay
principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB  Bonds considered to be investment grade and of satisfactory credit
quality.    The  obligor's  ability  to  pay  interest  and  repay
principal  is  considered to  be  adequate.    Adverse changes  in
economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

BB  Bonds  are considered speculative.   The obligor's  ability to pay
interest  and repay principal may be affected over time by adverse
economic changes.   However, business  and financial  alternatives
can be identified which could assist the obligor in satisfying its debt service requirements.

B  Bonds  are considered  highly speculative.   While  bonds in  this
class  are  currently  meeting  debt  service   requirements,  the
probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC  Bonds  have  certain identifiable  characteristics  which, if  not
remedied,  may lead to default.   The ability  to meet obligations
requires an advantageous business and economic environment.

CC  Bonds are  minimally protected.   Default  in payment  of interest
and/or principal seems probable over time.

C  Bonds are in imminent default in payment of interest or principal.

DDD, and
DD, D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery  value in liquidation or reorganization
of  the  obligor.   'DDD'  represents  the highest  potential  for
recovery of these bonds, and 'D' represents the lowest potential for recovery.


            Duff & Phelps, Inc. Long-Term Debt Ratings

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

      The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

Rating Scale      Definition

AAA               Highest credit  quality.   The risk factors  are negligible,
                  being only slightly more than for risk-free U.S. Treasury debt.

AA+               High  credit quality.  Protection factors  are strong.  Risk
AA                is modest, but may vary  slightly  from  time   to  time
AA-               because  of  economic conditions.


A+                Protection factors are average  but adequate.  However, risk
A                 factors are more variable and greater in periods of
A-                economic stress.


BBB+              Below  average  protection   factors  but  still  considered
BBB               sufficient for prudent investment.  Considerable
BBB-              variability  in  risk   during economic cycles.


BB+ Below investment grade but deemed likely to meet obligations when due.

BB                Present or prospective financial protection factors
BB-               fluctuate according to industry conditions or company
                  fortunes. Overall quality may move up or down frequently within this category.

B+                Below investment grade and possessing  risk that obligations
B                 will not be met when  due.  Financial  protection  factors
B-                will  fluctuate widely according to economic cycles,
                  industry   conditions  and/or company fortunes.  Potential
                  exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD                Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP                Preferred stock with dividend arrearages.


                               SHORT-TERM RATINGS
                  Standard & Poor's Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2  Capacity  for timely  payment on  issues  with this  designation is
satisfactory.   However, the relative degree of  safety is not as  high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

      C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

      D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                     Moody's Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1
repayment   capacity   will   normally   be   evidenced   by   the   following
characteristics:  (i) leading market positions in well established industries,
(ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers  rated  Prime-3 (or  related  supporting  institutions) have  an
acceptable capacity for repayment  of short-term promissory obligations.   The
effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for
relatively  high   financial  leverage.    Adequate   alternate  liquidity  is
maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

              Fitch Investors Service, Inc. Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1   (Very Strong  Credit Quality) Issues assigned  this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2   (Good  Credit   Quality)  Issues  assigned  this   rating  have  a
satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3   (Fair   Credit   Quality)  Issues   assigned   this  rating   have
characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S   (Weak   Credit  Quality)   Issues   assigned  this   rating   have
characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D    (Default)  Issues assigned this  rating are in  actual or imminent payment default.

LOC   The symbol LOC indicates that  the rating is based on a  letter of credit issued by a commercial bank.

           Duff & Phelps, Inc. Short-Term Debt Ratings

      Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

      Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

Rating Scale:     Definition

      Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1      Very high  certainty of  timely payment.   Liquidity factors
                  are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1-     High  certainty of  timely payment.   Liquidity  factors are
                  strong and supported by good fundamental protection factors. Risk factors are very small.

                  Good Grade

      Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  Satisfactory Grade

      Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  Non-investment Grade

      Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  Default

      Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                        DISCRETIONARY EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                           June 30, 1995 (Unaudited)

-----------------------------------------------------------------------------
Number                                                                  Market
of Shares                                                                Value
-----------------------------------------------------------------------------
             COMMON STOCKS

                 Aerospace 1.99%
        4,400    McDonnell Douglas Corp.                            $  337,700
                                                                   -----------

                 Autos & Parts 4.56%
       14,000    Ford Motor Co.                                        416,500
        9,050    Hughes Electronics Corp.                              357,475
                                                                    -----------
                                                                       773,975
                                                                    -----------

                 Banks & Finance 5.73%
        8,900    BankAmerica Corp.                                     468,362
        8,700    Citicorp                                              503,513
                                                                     -----------
                                                                       971,875
                                                                    -----------

                 Beverages - Soft Drinks 2.53%
        9,400    PepsiCo, Inc.                                         428,875
                                                                     -----------

                 Chemicals 5.17%
        6,050    Dow Chemical Co.                                      434,844
        6,450    Du Pont (E.I.) de Nemours & Co.                       443,438
                                                                     -----------
                                                                       878,282
                                                                     -----------

                 Communication Equipment 2.73%
        6,900    Motorola, Inc.                                        463,162
                                                                   -----------

                 Conglomerates 2.94%
        4,250    ITT Corp.                                             499,375
                                                                    -----------

                 Drug & Medical Supplies 7.22%
        5,300    American Home Products Corp.                          410,087
       10,100    Astra AB - ADR A                                      311,383
        3,850    Lilly (Eli) & Co.                                     302,225
        5,700    Mallinckrodt Group, Inc.                              202,350

                                                                   -----------
                                                                     1,226,045
                                                                   -----------

                 Electric Equipment 3.82%
       15,150    Philips Electronics N.V.                              647,662
                                                                   -----------

                 Entertainment 2.94%
        9,300    Time Warner, Inc.                                     382,462
        2,500    Viacom, Inc. - Class B*                               115,938
                                                                   -----------
                                                                       498,400
                                                                   -----------

                 Hospital Management 1.04%
       12,300    Tenet Healthcare Corp.*                            $  176,813
                                                                    -----------

                 Leisure 0.85%
        5,525    Mattel, Inc.                                          143,650
                                                                   -----------

                 Machinery 2.02%
        4,000    Deere & Co.                                           342,500
                                                                    -----------

                 Office Equipment 5.03%
        7,500    Compaq Computer Corp.*                                340,313
        5,350    International Business Machines Corp.                 513,600
                                                                    -----------
                                                                       853,913
                                                                     -----------

                 Oils 6.52%
       26,000    Canadian Pacific Ltd.                                 451,750
        3,850    Mobil Corp.                                           369,600
       10,350    Unocal Corp.                                          285,919
                                                                     -----------
                                                                     1,107,269
                                                                     -----------

                 Oil Services 1.09%
        7,700    McDermott International, Inc.                         185,762
                                                                     -----------

                 Other Financial 2.27%
        8,800    Travelers Group, Inc.                                 385,000
                                                                     -----------

                 Paper 2.37%
        8,550    Weyerhaeuser Co.                                      402,919
                                                                     -----------

                 Pollution Control 2.69%
       16,100    WMX Technologies, Inc.                                456,838
                                                                     -----------

                 Railroads 3.04%
        8,150    Burlington Northern, Inc.                             516,506
                                                                     -----------

                 Retail Stores 7.03%
       14,200    Federated Department Stores, Inc.*                    365,650
        9,450    Sears, Roebuck and Co.                                565,819
        9,800    Wal-Mart Stores, Inc.                                 262,150
                                                                    -----------
                                                                     1,193,619
                                                                    -----------

                 Tobacco 5.47%
        6,500    Philip Morris Cos., Inc.                           $  483,437
       16,000    RJR Nabisco Holdings Corp.                            446,000
                                                                   -----------
                                                                       929,437
                                                                   -----------

                 Utilities 2.14%
        6,850    AT&T Corp.                                            363,906
                                                                   -----------

                 Total Common Stocks 81.19%
                 (cost $12,520,516)                                 13,783,483
                                                                   -----------

                  PREFERRED STOCKS

                 Communication Equipment 2.11%
        6,000    Nokia Corp. - ADR A                                   357,750
                                                                   -----------

                 Entertainment 2.96%
       25,150    News Corp. Ltd. Preferred ADR                         503,000
                                                                   -----------

                 Media 2.39%
       16,978    Times Mirror Co. - PERC                               405,350
                                                                   -----------

                 Total Preferred Stocks 7.46%
                 (cost $1,034,730)                                   1,266,100
                                                                   -----------

-----------------------------------------------------------------------------
            Principal
            Amount
-----------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS

                 Commercial Paper 5.86%
   $1,000,000    Du Pont (E.I.) de Nemours & Co., 5.85%, 8/3/95        994,747
                                                                   -----------

                 Money Market 6.41%
    1,088,123    United Missouri Bank
                 Money Market Fiduciary                              1,088,123
                                                                   -----------

                 Total Short-term Investments 12.27%
                 (cost $2,082,870)                                   2,082,870
                                                                   -----------

                 Total Investments 100.92%
                 (cost $15,638,116)                                 17,132,453

                Liabilities, less Cash
                and Other Assets (0.92)%                             (155,368)
                                                                   -----------
                NET ASSETS 100.00%                                 $16,977,085
                                                                   ===========
See notes to financial statements.
*Non-income producing.

                             EQUITY PORTFOLIO

                          SCHEDULE OF INVESTMENTS

                         June 30, 1995 (Unaudited)

-----------------------------------------------------------------------------
Number                                                                  Market
of Shares                                                                Value
 -----------------------------------------------------------------------------
                 COMMON STOCKS

                 Aerospace 1.99%
        7,425    McDonnell Douglas Corp.                            $  569,869
                                                                   -----------

                 Autos & Parts 5.00%
       26,700    Ford Motor Co.                                        794,325
       16,100    Hughes Electronics Corp.                              635,950
                                                                   -----------
                                                                     1,430,275
                                                                   -----------

                 Banks & Finance 6.50%
       18,250    BankAmerica Corp.                                     960,406
       15,500    Citicorp                                              897,063
                                                                   -----------
                                                                     1,857,469
                                                                   -----------

                 Beverages - Soft Drinks 2.38%
       14,900    PepsiCo, Inc.                                         679,812
                                                                   -----------

                 Chemicals 5.56%
       10,925    Dow Chemical Co.                                      785,234
       11,700    Du Pont (E.I.) de Nemours & Co.                       804,375
                                                                   -----------
                                                                     1,589,609
                                                                   -----------

                 Communication Equipment 2.99%
       12,750    Motorola, Inc.                                        855,844
                                                                   -----------

                 Conglomerates 3.15%
        7,675    ITT Corp.                                             901,813
                                                                   -----------

                 Drug & Medical Supplies 7.71%
        9,550    American Home Products Corp.                          738,931
       18,400    Astra AB - ADR A                                      567,272
        6,650    Lilly (Eli) & Co.                                     522,025
       10,600    Mallinckrodt Group, Inc.                              376,300

                                                                   -----------
                                                                     2,204,528
                                                                   -----------

                 Electric Equipment 4.14%
       27,700    Philips Electronics N.V.                            1,184,175
                                                                   -----------

                 Entertainment 2.73%
       13,800    Time Warner, Inc.                                  $  567,525
        4,600    Viacom, Inc. - Class B*                               213,325
                                                                   -----------
                                                                       780,850
                                                                   -----------

                 Hospital Management 1.04%
       20,650    Tenet Healthcare Corp.*                               296,844
                                                                   -----------

                 Leisure 0.93%
       10,225    Mattel, Inc.                                          265,850
                                                                   -----------

                 Machinery 2.29%
        7,650    Deere & Co.                                           655,031
                                                                   -----------

                 Office Equipment 5.57%
       12,800    Compaq Computer Corp.*                                580,800
       10,550    International Business Machines Corp.               1,012,800
                                                                   -----------
                                                                     1,593,600
                                                                   -----------

                 Oils 6.85%
       46,950    Canadian Pacific Ltd.                                 815,756
        6,500    Mobil Corp.                                           624,000
       18,750    Unocal Corp.                                          517,969
                                                                   -----------
                                                                     1,957,725
                                                                   -----------

                 Oil Services 1.42%
       16,800    McDermott International, Inc.                         405,300
                                                                   -----------

                 Other Financial 2.55%
       16,650    Travelers Group, Inc.                                 728,437
                                                                   -----------

                 Paper 2.52%
       15,300    Weyerhaeuser Co.                                      721,013
                                                                   -----------

                 Pollution Control 3.26%
       32,900    WMX Technologies, Inc.                                933,538
                                                                   -----------

                 Railroads 3.32%
       15,000    Burlington Northern, Inc.                             950,625
                                                                   -----------

                 Retail Stores 8.13%
       29,000    Federated Department Stores, Inc.*                    746,750
       17,950    Sears, Roebuck and Co.                              1,074,756
       18,800    Wal-Mart Stores, Inc.                                 502,900
                                                                   -----------
                                                                     2,324,406
                                                                   -----------

                 Tobacco 5.36%
       12,200    Philip Morris Cos., Inc.                           $  907,375
       22,390    RJR Nabisco Holdings Corp.                            624,121
                                                                   -----------
                                                                     1,531,496
                                                                   -----------

                 Utilities 3.14%
       16,875    AT&T Corp.                                            896,484
                                                                   -----------

                 Total Common Stocks 88.53%
                 (cost $23,667,051)                                 25,314,593
                                                                   -----------

                 PREFERRED STOCKS

                 Communication Equipment 2.29%
       11,000    Nokia Corp. - ADR A                                   655,875
                                                                   -----------

                 Entertainment 3.12%
       44,600    News Corp. Ltd. Preferred ADR                         892,000
                                                                   -----------

                 Media 2.43%
       29,102    Times Mirror Co. - PERC                               694,810
                                                                   -----------

                 Tobacco 1.09%
       50,900    RJR Nabisco Holdings Corp. Series C Pfd.              311,763
                                                                   -----------

                 Total Preferred Stocks 8.93%
                 (cost $2,252,276)                                   2,554,448
                                                                   -----------

-----------------------------------------------------------------------------
Principal
Amount
-----------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS

                 Commercial Paper 1.04%
     $300,000    Du Pont (E.I.) de Nemours & Co., 5.85%, 8/3/95        298,424
                                                                   -----------

                 Money Market 2.39%
      683,630    United Missouri Bank
                 Money Market Fiduciary                                683,630

                 Total Short-term Investments 3.43%
                 (cost $982,054)                                       982,054
                                                                   -----------

                 Total Investments 100.89%
                 (cost $26,901,381)                                 28,851,095

                 Liabilities, less
                 Cash and Other Assets (0.89)%                        (256,464)
                                                                   -----------

                 NET ASSETS 100.00%                                $28,594,631
                                                                   ===========
See notes to financial statements.
*Non-income producing.

                                           ICAP FUNDS, INC.

                                 STATEMENTS OF ASSETS AND LIABILITIES

                                       June 30, 1995 (Unaudited)

-----------------------------------------------------------------------------
                                                  Discretionary
                                                      Equity        Equity
                                                    Portfolio      Portfolio
-----------------------------------------------------------------------------

ASSETS:
Investments, at market value
(cost $15,638,116 and $26,901,381,
 respectively)                                    $17,132,453   $28,851,095
Interest and dividends receivable                       55,847        75,903
Receivable from adviser                                 55,478        66,267
Prepaid organization costs                              33,016        33,015
Prepaid blue sky fees                                    9,405        10,725
                                                    -----------   -----------
   Total Assets                                      17,286,199    29,037,005
                                                    -----------   -----------

LIABILITIES:
Payable for securities purchased                       130,069       242,947
Dividend payable                                        87,191       100,901
Payable to adviser                                      49,668        41,987
Accrued investment advisory fee                         33,345        33,722
Accrued expenses                                        17,841        22,817
                                                    -----------   -----------
      Total Liabilities                                309,114       442,374
                                                    -----------   -----------

NET ASSETS                                         $16,977,085   $28,594,631
                                                   ===========   ===========

NET ASSETS CONSIST OF:
Capital stock                                           $6,979       $11,600
Paid-in-capital in excess of par                    15,127,340    26,477,439
Distributions in excess of net investment income           (65)         (490)
Undistributed net realized gain on investments         348,494       156,368
Net unrealized appreciation on investments           1,494,337     1,949,714
                                                    -----------   -----------
Net Assets                                         $16,977,085   $28,594,631
                                                    ===========   ===========

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                         100,000,000   100,000,000
Issued and outstanding                                 697,923     1,160,050

NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                                $24.33        $24.65
                                                    ===========   ===========


See notes to financial statements.

                                ICAP FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                   Six Months Ended June 30, 1995 (Unaudited)

-----------------------------------------------------------------------------
                                                   Discretionary
                                                       Equity        Equity
                                                     Portfolio      Portfolio
-----------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                           $  100,104 1   $  121,070 2
Interest                                                26,274        21,442
                                                     -----------   -----------
                                                        126,378       142,512
                                                     -----------   -----------

EXPENSES:
Investment advisory fees                                33,345        33,722
Fund administration and accounting fees                 28,059        33,018
Shareholder servicing                                    6,621         6,652
Federal and state registration fees                      5,097         8,516
Legal fees                                               4,959         4,959
Audit fees                                               3,968         3,968
Amortization of organization costs                       3,272         3,272
Custody fees                                             1,616         2,573
Reports to shareholders                                    885         1,595
Other                                                      505         1,218
Directors' fees                                            496           496
                                                     -----------   -----------

Total expenses before waiver and reimbursement          88,823        99,989
Waiver and reimbursement of expenses by adviser        (55,478)      (66,267)
                                                     -----------   -----------

Net expenses                                            33,345        33,722
                                                     -----------   -----------

NET INVESTMENT INCOME                                   93,033       108,790
                                                     -----------   -----------

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                       348,494       156,368
Change in unrealized appreciation on investments     1,494,337     1,949,714
                                                     -----------   -----------

Net gain on investments                              1,842,831     2,106,082
                                                    -----------   -----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $1,935,864    $2,214,872
                                                    ===========   ===========

1 Net of $4,946 in foreign withholding taxes.
2 Net of $4,064 in foreign withholding taxes.

            See notes to financial statements.

                             ICAP FUNDS, INC.

                    STATEMENTS OF CHANGES IN NET ASSETS

                 Six Months Ended June 30, 1995 (Unaudited)

-----------------------------------------------------------------------------
                                                    Discretionary
                                                        Equity        Equity
                                                      Portfolio      Portfolio
-----------------------------------------------------------------------------

OPERATIONS:
Net investment income                                  $93,033      $108,790
Net realized gain on investments                       348,494       156,368
Change in unrealized appreciation
    on investments                                     1,494,337     1,949,714
                                                     -----------   -----------
Net increase in net assets resulting
  from operations                                      1,935,864     2,214,872
                                                     -----------   -----------

DIVIDENDS PAID FROM:
Net investment income                                  (93,098)     (109,280)

CAPITAL SHARE TRANSACTIONS:
Shares sold                                         15,101,332    26,587,216
Shares issued to holders in reinvestment
 of dividends                                           5,907         8,378
Shares redeemed                                        (71,920)     (107,555)

Net increase                                        15,035,319    26,488,039
                                                     -----------   -----------

TOTAL INCREASE IN NET ASSETS                        16,878,085    28,593,631

NET ASSETS:
Beginning of period                                     99,000         1,000
                                                     -----------   -----------
  End of period                                      $16,977,085   $28,594,631
                                                     ===========   ===========


See notes to financial statements.

                              ICAP FUNDS, INC.

                            FINANCIAL HIGHLIGHTS

                 Six Months Ended June 30, 1995 (Unaudited)

-----------------------------------------------------------------------------
                                                   Discretionary
                                                       Equity        Equity
(For a share outstanding throughout the period)      Portfolio 1   Portfolio 1
-----------------------------------------------------------------------------

Net asset value, beginning of period$                    20.00        $20.00

Income from investment operations:
Net investment income                                   0.14          0.12
Net realized and unrealized gains on investments        4.33          4.65
                                                       -------       -------
    Total from investment operations                    4.47          4.77

Less distributions:
Dividends from net investment income                   (0.14)        (0.12)

Net asset value, end of period                          $24.33        $24.65
                                                       =======       =======

Total return                                            22.34%        23.85%

Supplemental data and ratios:
  Net assets, end of period (in thousands)             $16,977       $28,595
  Ratio of expenses to average net assets 2,3             0.80%         0.80%
  Ratio of net investment income to average
   net assets 2,3                                         2.22%         2.57%
   Portfolio turnover rate                                  61%           47%


1 Commencement of operations January 1, 1995.
2 Net of reimbursements and waivers by ICAP. Without reimbursements and waivers of expenses, the ratio of expenses to average net assets would be 2.12% and 2.37%, and the ratio of net investment income to average net assets would be 0.90% and 1.00% for the Discretionary Equity and Equity Portfolios, respectively.
3 Annualized.

See notes to financial statements.

                     NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1995 (UNAUDITED)


1.  Organization

ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Investment Company Act of 1940. Both the Discretionary Equity and Equity Portfolios (the "Portfolios") are diversified portfolios of ICAP. The Discretionary Equity and Equity Portfolios issued and sold 4,950 and 50 shares of common stock, respectively ("initial shares") at $20 per share to Institutional Capital Corporation. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Portfolios.
Both Portfolios commenced operations on January 1, 1995. The costs incurred in connection with the organization, initial registration and public offering of shares of the Portfolios aggregate $36,288 and $36,287 for the Discretionary Equity and Equity Portfolios, respectively. These costs are being amortized over the period of benefit, but not to exceed 60 months from each Portfolios commencement of operations. The proceeds of any redemption of the initial shares by the original stockholder or any transferee will be reduced by a pro rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular security all valuations are subject to review by ICAP; ICAP may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Portfolios have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Dividends differ from book net investment income due to the nondeductible tax treatment of items such as organization costs. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

d) Short-term Investments - The Portfolios maintain uninvested cash in a bank overnight investment vehicle at its custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The credit worthiness of the custodian is monitored and this investment is determined to present minimal credit risk by the Portfolios' Adviser.

e) Other - Investment transactions are accounted for on the trade date plus one. The Portfolios determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.  Capital Share Transactions

Transactions in shares of the Portfolios for the six months ended June 30, 1995 were as follows:

                                                     Discretionary
                                                         Equity        Equity
                                                       Portfolio     Portfolio
                                                     -------------   ---------

Shares sold                                            695,961       1,164,516
Shares issued to holders in
reinvestment of dividends                                272           384
Shares redeemed                                         (3,260)       (4,900)
                                                         -------     ---------
Net increase                                           692,973     1,160,000
                                                         =======     =========

4.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Portfolios for the six months ended June 30, 1995 are summarized below:

                                                     Discretionary
                                                         Equity        Equity
                                                       Portfolio     Portfolio
                                                     -------------   ---------

Purchases                                          $18,011,937       $29,790,530
Sales                                              $ 4,805,185       $ 4,027,571

There were no purchases or sales of U.S. government obligations. At June 30, 1995 gross unrealized appreciation and depreciation of investments were as follows:

                                                     Discretionary
                                                         Equity        Equity
                                                       Portfolio     Portfolio
                                                     -------------   ---------

Appreciation                                        $1,597,447       $2,106,515
(Depreciation)                                      (103,110)        (156,801)
                                                      ----------    ----------
Net appreciation on investments                     $1,494,337       $1,949,714
                                                      ==========    ==========

5.  Investment Advisory Agreement

The Portfolios have an agreement with the Adviser, with whom certain officers and directors of ICAP are affiliated, to furnish investment advisory services to the Portfolios. Under the terms of this agreement, the Portfolios will pay the Adviser a monthly fee at the annual rate of 0.80% of average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 0.80%, the Adviser will reimburse the Portfolios for the amount of such excess.

                               PART C

                           OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

(a) Financial Statements (All included in Parts A and B)

       Audited Financial Statements (as of December 8, 1994)

                Report of Independent Certified Public Accountants

                Statement of Assets and Liabilities

                Notes to Financial Statements

                Unaudited Financial Statements (as of June 30, 1995)

                Schedules of Investments

                Statements of Assets and Liabilities

                Statements of Operations

                Statements of Changes in Net Assets

                Financial Highlights

                Notes to Financial Statements

(b)   Exhibits

      (1)         Registrant's Articles of Incorporation*

      (2)         Registrant's By-Laws*

      (3)         None

      (4)         None

      (5)         Investment Advisory Agreement**

      (6)         None

      (7)         None

      (8)         Custodian Agreement with United Missouri Bank, n.a.**

      (9.1) Transfer Agency Agreement with Supervised Service Company,
            Inc.**

      (9.2) Administration and Fund Accounting Agreement with Sunstone
            Financial Group, Inc.**

      (10)  Opinion and Consent of Godfrey & Kahn, S.C.

      (11)  Consent of Coopers & Lybrand L.L.P.***

      (12)  None

      (13)  Subscription Agreements**

      (14)  Individual Retirement Trust Account**

      (15)  None

      (16)  None

      (17)  None

      (18) Powers of Attorney for Directors and Officers (see signature page)

* Incorporated by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on November 4, 1994.

** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 14, 1994.

*** Incorporated by reference to Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on July 31, 1995.

Item 25.  Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities

                                                Number of Record Holders
     Title of Securities                        as of June 30, 1995

     Common Stock, $.01 par value                       18

Item 27.  Indemnification

Article VI of Registrant's By-Laws provides as follows:

                          ARTICLE VI INDEMNIFICATION

      The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 28.  Business and Other Connections of Investment Adviser

None.

Item 29.  Principal Underwriters

(a)   None

(b)   None

(c)   None

Item 30.  Location of Accounts and Records

     All accounts, books  or other  documents required to  be maintained  by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Institutional Capital Corporation, Registrant's investment adviser, at Registrant's corporate offices, except
(1) records held and maintained by United Missouri Bank, n.a., 928 Grand Avenue, Kansas City, MO 64141, relating to its function as custodian, (2) records held and maintained by Sunstone Financial Group, Inc., 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, relating to its function as administrator, and (3) records held and maintained by Supervised Service Company, Inc., 811 Main Street, Kansas City, MO 64105 relating to its function as transfer agent.

Item 31.  Management Services

      All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings.

      Registrant undertakes to call a meeting of shareholders, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a director or directors. The Registrant also undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                             SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 15th day of November, 1995.

                                   ICAP FUNDS, INC. (Registrant)


                                    By:    /s/ Robert H. Lyon*
                                          Robert H. Lyon
                                          President

        Each  person  whose  signature  appears   below  constitutes  and
appoints Robert H. Lyon and Pamela H. Conroy, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments to this Registration Statement and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

 Name                    Title                            Date


*/s/ Robert H. Lyon     President and a Director         November 15, 1995
Robert H. Lyon


/s/ Pamela H. Conroy    Vice President, Treasurer        November 15, 1995
Pamela H. Conroy        and a Director

*/s/ Gary S. Meurer     Director                         November 15, 1995
Gary S. Meurer

/s/ Barbara A. Chiesa   Director                         November 15, 1995
Barbara A. Chiesa

/s/ Donald D. Niemann   Director                         November 15, 1995
Donald D. Niemann

*Signed pursuant to the power-of-attorney previously filed with the signature page of post-effective amendment no. 1 to this registration statement.

                           EXHIBIT INDEX

Exhibit No.                   Exhibit

        (1) Registrant's Articles of Incorporation (previously filed as Exhibit 1 to the Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (2) Registrant's By-Laws (previously filed as Exhibit 2 to the Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (3)   None

        (4)   None

        (5)   Investment  Advisory  Agreement (previously  filed as
              Exhibit 5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (6)   None

        (7)   None

        (8) Custodian Agreement with United Missouri Bank, n.a. (previously filed as Exhibit 8 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (9.1) Transfer  Agency  Agreement  with Supervised  Service
              Company, Inc. (previously filed as Exhibit 9.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (9.2) Administration  and  Fund  Accounting Agreement  with
              Sunstone  Financial Group, Inc.  (previously filed as
              Exhibit 9.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (10)  Opinion and Consent of Godfrey & Kahn, S.C.
              CE

        (11) Consent of Coopers & Lybrand L.L.P. (previously filed as Exhibit 11 to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (12)  None

        (13) Subscription Agreement (previously filed as Exhibit 13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (14) Individual Retirement Trust Account (previously filed as Exhibit 14 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8850 and 33-86006)

        (15)  None

        (16)  None

        (17)  None

        (18) Power of Attorney for Directors and Officers (see signature page)